UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 19, 2016

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2016, Texas Roadhouse, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 29, 2015.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release.

ITEM 8.01.  OTHER EVENTS.

On February 22, 2016, the Company announced its first quarter 2016 cash dividend.  The public announcement was made by means of a press release, the text of which is set forth at Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 EXHIBITS

99.1                         Press Release issued by the company on February 22, 2016.

The information in this Current Report on Form 8-K at Item 2.02 and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 22, 2016	By:	/s/ Scott M. Colosi
Scott M. Colosi
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on February 22, 2016.